                                                                    EXHIBIT 24.1





                                POWER OF ATTORNEY

                                                                    Exhibit 24.1

                     LEASE EQUITY APPRECIATION FUND II, L.P.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of Lease Equity Appreciation Fund II, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF FINANCIAL CORPORATION

SIGNATURE                                      TITLE                                         DATE
---------                                      -----                                         ----
/s/Crit S. DeMent                              Chairman of Board of Directors                October 22, 2004
-------------------------------                and Chief Executive Officer
Crit S. DeMent


/s/Miles Herman                                President, Chief Operating Officer,           October 22, 2004
-------------------------------                and Director
Miles Herman


-------------------------------                Director                                      October 22, 2004
Alan D. Schreiber, M.D.


-------------------------------                Director                                      October 22, 2004
Linda Richardson


/s/David H. English                            Executive Vice President                      October 22, 2004
-------------------------------
David H. English


-------------------------------                General Counsel and Secretary                 October 22, 2004
Darshan V. Patel


/s/Nicholas Capparelli                         Vice President - Sales                        October 22, 2004
-------------------------------
Nicholas Capparelli



/s/Robert K. Moskovitz                         Chief Financial Officer                       October 22, 2004
-------------------------------                (Chief Accounting Officer) and Treasurer
Robert K. Moskovitz


/s/ Sherryl B. Hughes                          Vice President - Credit                       October 22, 2004
-------------------------------
Sherryl B. Hughes



-------------------------------                Vice President - Direct Participation         October 22, 2004
Scott A. Smith                                 Programs

                                                                    Exhibit 24.1

                     LEASE EQUITY APPRECIATION FUND II, L.P.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of Lease Equity Appreciation Fund II, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF FINANCIAL CORPORATION

SIGNATURE                                      TITLE                                         DATE
---------                                      -----                                         ----
-------------------------------                Chairman of Board of Directors                October 22, 2004
Crit S. DeMent                                 and Chief Executive Officer


/s/ Miles Herman                               President, Chief Operating Officer,           October 22, 2004
-------------------------------                and Director
Miles Herman


/s/ Alan D. Schreiber, M.D.                    Director                                      October 22, 2004
-------------------------------
Alan D. Schreiber, M.D.


-------------------------------                Director                                      October 22, 2004
Linda Richardson


/s/ David H. English                           Executive Vice President                      October 22, 2004
-------------------------------
David H. English


-------------------------------                General Counsel and Secretary                 October 22, 2004
Darshan V. Patel


/s/ Nicholas Capparelli                        Vice President - Sales                        October 22, 2004
-------------------------------
Nicholas Capparelli



/s/ Robert K. Moskovitz                        Chief Financial Officer                       October 22, 2004
-------------------------------                (Chief Accounting Officer) and Treasurer
Robert K. Moskovitz


/s/ Sherryl B. Hughes                          Vice President - Credit                       October 22, 2004
-------------------------------
Sherryl B. Hughes


/s/ Scott A. Smith                             Vice President - Direct Participation         October 22, 2004
-------------------------------                Programs
Scott A. Smith

                                                                    Exhibit 24.1

                     LEASE EQUITY APPRECIATION FUND II, L.P.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of Lease Equity Appreciation Fund II, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF FINANCIAL CORPORATION

SIGNATURE                                      TITLE                                         DATE
---------                                      -----                                         ----
-------------------------------                Chairman of Board of Directors                October 22, 2004
Crit S. DeMent                                 and Chief Executive Officer


-------------------------------                President, Chief Operating Officer,           October 22, 2004
Miles Herman                                   and Director


-------------------------------                Director                                      October 22, 2004
Alan D. Schreiber, M.D.


/s/Linda Richardson                            Director                                      October 22, 2004
-------------------------------
Linda Richardson


-------------------------------                Executive Vice President                      October 22, 2004
David H. English


-------------------------------                General Counsel and Secretary                 October 22, 2004
Darshan V. Patel


-------------------------------                Vice President - Sales                        October 22, 2004
Nicholas Capparelli



-------------------------------                Chief Financial Officer                       October 22, 2004
Robert K. Moskovitz                            (Chief Accounting Officer) and Treasurer


-------------------------------                Vice President - Credit                       October 22, 2004
Sherryl B. Hughes


-------------------------------                Vice President - Direct Participation         October 22, 2004
Scott A. Smith                                 Programs

                                                                    Exhibit 24.1

                     LEASE EQUITY APPRECIATION FUND II, L.P.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of Lease Equity Appreciation Fund II, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF FINANCIAL CORPORATION

SIGNATURE                                      TITLE                                         DATE
---------                                      -----                                         ----
-------------------------------                Chairman of Board of Directors                October 22, 2004
Crit S. DeMent                                 and Chief Executive Officer


-------------------------------                President, Chief Operating Officer,           October 22, 2004
Miles Herman                                   and Director


-------------------------------                Director                                      October 22, 2004
Alan D. Schreiber, M.D.


-------------------------------                Director                                      October 22, 2004
Linda Richardson


-------------------------------                Executive Vice President                      October 22, 2004
David H. English


/s/ Darshan V. Patel                           General Counsel and Secretary                 October 22, 2004
-------------------------------
Darshan V. Patel


-------------------------------                Vice President - Sales                        October 22, 2004
Nicholas Capparelli



-------------------------------                Chief Financial Officer                       October 22, 2004
Robert K. Moskovitz                            (Chief Accounting Officer) and Treasurer


-------------------------------                Vice President - Credit                       October 22, 2004
Sherryl B. Hughes



-------------------------------                Vice President - Direct Participation         October 22, 2004
Scott A. Smith                                 Programs
